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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to Section 240.14a-12

ROBERT HALF INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

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ROBERT HALF INTERNATIONAL INC.
2884 Sand Hill Road
Menlo Park, California 94025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held
Thursday, May 8, 2003
9:00 A.M.

To the Stockholders:

        The annual meeting of stockholders of ROBERT HALF INTERNATIONAL INC. (the "Company") will be held at 9:00 a.m. on Thursday, May 8, 2003 at The Westin Hotel—San Francisco Airport, 1 Old Bayshore Highway, Millbrae, California, 94030. The meeting will be held for the following purposes:

          1.  To elect three directors.

          2.  To transact such other business as may properly come before the meeting or any adjournment of the meeting.

        Only stockholders of record at the close of business on March 14, 2003 are entitled to notice of, and to vote at, the meeting and any adjournment of the meeting.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      STEVEN KAREL
                       Secretary

Menlo Park, California
March 28, 2003

—IMPORTANT—

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED FORM AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. ALTERNATIVELY, YOU MAY, IF YOU WISH, VOTE VIA THE INTERNET OR VIA TOLL-FREE TELEPHONE CALL FROM A TOUCH-TONE TELEPHONE IN THE U.S. BY FOLLOWING THE DIRECTIONS ON THE ENCLOSED FORM. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY.

ROBERT HALF INTERNATIONAL INC.

PROXY STATEMENT

INTRODUCTION

        The enclosed proxy is solicited on behalf of the present Board of Directors (sometimes referred to as the "Board") of Robert Half International Inc., a Delaware corporation (the "Company"), the principal executive offices of which are located at 2884 Sand Hill Road, Menlo Park, California 94025. The approximate date on which this proxy statement and the enclosed proxy are being mailed to the Company's stockholders is March 28, 2003. The proxy is solicited for use at the annual meeting of stockholders (the "Meeting") to be held at 9:00 a.m. on Thursday, May 8, 2003, at The Westin Hotel—San Francisco Airport, 1 Old Bayshore Highway, Millbrae, California, 94030. Only stockholders of record on March 14, 2003 will be entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting. Each share is entitled to one vote. At the close of business on March 14, 2003 the Company had outstanding and entitled to vote 170,526,365 shares of its common stock, $.001 par value ("Common Stock").

        A stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Meeting to the Secretary of the Company, by a duly executed proxy bearing a date later than the date of the proxy being revoked, or at the Meeting if the stockholder is present and elects to vote in person. Solicitation of proxies may be made by directors, officers or employees of the Company by telephone or personal interview as well as by mail. Costs of solicitation will be borne by the Company.

        An automated system administered by the Company's transfer agent will tabulate votes cast at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders or with respect to election of directors, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved or a nominee has been elected.

        The Company effected a two-for-one stock split in the form of a stock dividend in June 2000. All share and price per share amounts in this Proxy Statement have been restated, as appropriate, to reflect the stock split.

NOMINATION AND ELECTION OF DIRECTORS

Nominees of the Present Board of Directors

        The By-Laws of the Company provide for a Board of Directors consisting of not less than six nor more than eleven directors. The size of the Board of Directors is presently set at seven and there are no vacancies.

        The Board of Directors is divided into three classes serving staggered three year terms. Currently, there are two directors in Class II, whose terms expire in 2005, two directors in Class III, whose terms expire in 2004, and three directors in Class I, whose terms expire at the Meeting. Each Director holds office until the annual meeting in the year in which his term expires and until his successor is elected and qualified.

        The current members of Class I, whose terms expire at the Meeting, are Andrew S. Berwick, Jr., Frederick P. Furth and M. Keith Waddell, all of whom are nominees.

        Proxies cannot be voted for more than three persons. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. Proxies solicited by the Board will be voted "FOR" the election of Messrs. Berwick, Furth and Waddell unless stockholders specify in their proxies to the contrary. Although the Board does not expect any nominee to become unavailable to serve as a director for any reason, should that occur before the Meeting, proxies will be voted for the balance of those named and such substitute nominee as may be selected by the Board.

        The following table lists the name of each current member of the Board of Directors, his age at January 31, 2003, the Class of which he is a member and the period during which he has served as a director.

Name	Age	Current Class	Director Since
Andrew S. Berwick, Jr.	69	I	1981
Frederick P. Furth	68	I	1983
Edward W. Gibbons	66	III	1988
Harold M. Messmer, Jr.	56	III	1982
Thomas J. Ryan	78	II	1987
J. Stephen Schaub	62	II	1989
M. Keith Waddell	45	I	1999

        Mr. Berwick has been President of Berwick-Pacific Corporation, a real estate development company, for more than the past five years. He is Chairman Emeritus of California Healthcare System.

        Mr. Furth has been senior partner of the law firm of The Furth Firm LLP, a law firm, for more than the past five years. He is the Proprietor and Chairman of the Board of Chalk Hill Winery and Chairman of the Board of the Furth Family Foundation.

        Mr. Gibbons has been a partner in Gibbons & Co., Inc., a private merchant banking firm, since its founding in 1969. Mr. Gibbons is also currently a director of Jack in the Box, Inc.

        Mr. Messmer has been Chairman of the Board since 1988, Chief Executive Officer since 1987 and President since 1985. Mr. Messmer is a director of Airborne Freight Corporation and Health Care Property Investors, Inc.

        Mr. Ryan has been Chairman of the Board of Directors and Chief Executive Officer of ISU International, a franchisor of independent insurance agents, since 1979.

        Mr. Schaub has been President and owner of J.S. Schaub & Co., Inc., a firm engaged in investments and financial consulting, for more than the past five years. Since 1984, he has also been Chief Financial Officer, part owner and a director of Northwest Energy Services, Inc., a privately owned engineering firm specializing in energy audits, installation and financing of energy conservation measures.

        Mr. Waddell has been Vice Chairman of the Company since 1999, Chief Financial Officer of the Company since 1988 and Treasurer since 1987. He served as Vice President from 1986, when he joined the Company, until 1993, and Senior Vice President from 1993 until 1999.

The Board and Committees

        The Board of Directors has standing Audit, Compensation, Stock Plan, Nominating and Governance, and Executive Committees.

        The Audit Committee, composed of Messrs. Berwick, Gibbons and Schaub, met six times during 2002 and acted twice by unanimous written consent. The function of the Audit Committee is to recommend to the full Board of Directors the firm to be retained by the Company as its independent auditors, to consult with the auditors with regard to the plan of audit, the results of the audit and the audit report, and to confer with the auditors with regard to the adequacy of internal accounting controls.

        The Compensation Committee, composed of Messrs. Furth, Berwick and Ryan, met three times during 2002. The function of the Compensation Committee is to establish compensation policies for the Company's senior officers and to administer non-stock compensation plans in which officers, directors and employees are eligible to participate.

        The Stock Plan Committee, a subcommittee of the Compensation Committee composed of Messrs. Berwick and Furth, met four times during 2002. The Stock Plan Committee administers the Company's equity incentive plans.

        The Nominating and Governance Committee, composed of Messrs. Berwick, Furth, Gibbons, Ryan and Schaub, met once during 2002. The Nominating Committee's role is to recommend candidates to fill any vacancy that may occur in the Board of Directors. Should any stockholder wish to submit a recommendation regarding a possible candidate for election to the Board of Directors when the next vacancy occurs, the candidate's name and biographical information should be sent to the attention of the Secretary, at the Company's principal executive offices.

        The Executive Committee, composed of Messrs. Messmer, Furth and Gibbons, did not meet during 2002. The Executive Committee has all of the powers of the Board of Directors, with certain specific exceptions required by Delaware law.

        The Board met six times and acted once by unanimous written consent during 2002. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and of the committees of the Board on which he served that were held while he was a member thereof.

Executive Officers

        The following table lists the name of each current executive officer of the Company, his or her age at January 31, 2003, and his or her current positions and offices with the Company:

Name	Age	Office
Harold M. Messmer, Jr.	56	Chairman of the Board, President and Chief Executive Officer
M. Keith Waddell	45	Vice Chairman, Chief Financial Officer and Treasurer
Paul F. Gentzkow	47	Executive Vice President, Operations
Robert W. Glass	44	Senior Vice President, Corporate Development
Steven Karel	52	Vice President, Secretary and General Counsel

        Mr. Gentzkow has been Executive Vice President, Operations since 2000. For more than five years prior to his election as an executive officer, he served as Director of Field Operations.

        Mr. Glass has been Senior Vice President, Corporate Development, since 1993. He served as Vice President from 1987 until 1993.

        Mr. Karel has been Vice President and General Counsel of the Company since 1989 and Secretary since 1993.

        The executive officers of the Company are also officers of the Company's wholly owned subsidiaries.

        All of the executive officers serve at the pleasure of the Board of Directors. Mr. Messmer has an employment agreement with the Company to serve as Chairman, President and Chief Executive Officer. In addition, severance agreements have been entered into with certain executive officers. See the discussion under "Compensation of Executive Officers" below.

        There are no family relationships between any of the directors or executive officers.

BENEFICIAL STOCK OWNERSHIP

        The following table sets forth information as of February 28, 2003 concerning beneficial ownership of Common Stock by (i) the only persons known to the Company to be beneficial owners of 5% or more of the outstanding Common Stock, (ii) each director, (iii) each executive officer, and (iv) all executive officers and directors as a group. Included in share ownership are shares that may be acquired upon the exercise of options that are currently exercisable or become exercisable on or before May 31, 2003 ("Exercisable Options"). All persons have sole voting and investment power except as otherwise indicated.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Common Stock
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	14,347,000	(a)	8.4%
Primecap Management Company 225 South Lake Avenue Pasadena, CA 91101	12,728,170	(b)	7.5%
AIM Management Group Inc. 11 Greenway Plaza Houston, TX 77046	11,160,328	(c)	6.5%
Capital Group International, Inc. 11100 Santa Monica Boulevard Los Angeles, CA 90025	9,732,270	(d)	5.7%
Janus Capital Management LLC 100 Fillmore Street Denver, CO 80206	9,077,995	(e)	5.3%
Andrew S. Berwick, Jr.	684,000	(f)	0.4%
Frederick P. Furth	4,903,400	(g)	2.9%
Edward W. Gibbons	1,748,670	(h)	1.0%
Harold M. Messmer, Jr.	7,486,896	(i)	4.2%
Thomas J. Ryan	300,136	(j)	0.2%
J. Stephen Schaub	3,079,120	(k)	1.8%
M. Keith Waddell	3,389,941	(l)	2.0%
Paul F. Gentzkow	2,108,427	(m)	1.2%
Robert W. Glass	806,205	(n)	0.5%
Steven Karel	529,891	(o)	0.3%
All executive officers and directors as a group (10 persons)	25,036,686		13.7%

(a)
Information is as of December 31, 2002, the latest date for which information is available to the Company. According to a Schedule 13G filed by Capital Research and Management Company, which identified itself as an investment advisor in the Schedule 13G, sole dispositive power is held with respect to all of such shares and no voting power is held with respect to any of such shares.
(b)
Information is as of December 31, 2002, the latest date for which information is available to the Company. According to Primecap Management Company, which identified itself as an investment advisor in a Schedule 13G, sole dispositive power is held with respect to all of such shares and sole voting power is held with respect to 1,315,070 of such shares. Includes shares held by Vanguard Primecap Fund, which, according to a Schedule 13G filed by such fund, held 9,765,100 shares as of December 31, 2002, in its capacity as an investment company, with shared dispositive power and sole voting power over all of such shares.
(c)
Information is as of December 31, 2002, the latest date for which information is available to the Company. According to a Schedule 13G filed by AIM Management Group Inc., which identified itself as a parent holding company of AIM Advisors, Inc., AIM Capital Management, Inc. and AIM Private Asset Management, Inc., all of which are investment advisors, sole voting and dispositive power is held with respect to all of such shares.
(d)
Information is as of December 31, 2002, the latest date for which information is available to the Company. According to a Schedule 13G filed by Capital Group International, Inc., which identified itself as a parent holding company of a group of investment management companies, including Capital Guardian Trust company, a bank, and Capital International Research and Management, Inc., an investment advisor. Capital

  Group International, Inc. stated that it has no dispositive or voting power with respect to any such shares, but that the companies within such group have sole dispositive power with respect to all of such shares and sole voting power with respect to 8,016,920 of such shares.

(e)
Information is as of December 31, 2002, the latest date for which information is available to the Company. According to a Schedule 13G filed by Janus Capital Management LLC, which identified itself as an investment advisor and parent holding company of two other investment advisors, Bay Isle Financial LLC and Enhanced Investment Technologies LLC, sole dispositive and voting power is held with respect to 8,614,095 of such shares and shared dispositive and voting power is held with respect to 463,900 of such shares.
(f)
Includes 204,000 shares that may be acquired upon the exercise of Exercisable Options.
(g)
Includes 3,430,600 shares as to which Mr. Furth has voting power but not dispositive power, 354,800 shares owned by the Furth Family Foundation, a charitable foundation of which Mr. Furth is a director, as to which shares Mr. Furth has shared voting and dispositive powers, and 132,000 shares that may be acquired upon the exercise of Exercisable Options. Also includes 9,000 shares owned by Mr. Furth's wife, as to which shares he has sole voting and dispositive power.
(h)
Includes 1,514,670 shares as to which Mr. Gibbons has voting power but not dispositive power and 204,000 shares that may be acquired upon the exercise of Exercisable Options. Also includes 30,000 shares owned by Mr. Gibbons' wife.
(i)
Includes 5,830,274 shares that may be acquired upon the exercise of Exercisable Options, 763,307 shares acquired pursuant to Company benefit plans, as to which shares Mr. Messmer has sole voting power but as to which disposition is restricted pursuant to the terms of such plans, 873,433 shares as to which Mr. Messmer shares voting and dispositive power with his wife and 12,274 shares held by Mr. Messmer as custodian for his son, as to which shares Mr. Messmer has voting and dispositive power but disclaims beneficial ownership.
(j)
Includes 156,000 shares that may be acquired upon the exercise of Exercisable Options and 25,500 shares held by NAYR Group, LP, of which Mr. Ryan is a limited partner. Also includes 19,500 shares held by the Ryan Family Foundation, as to which shares Mr. Ryan shares voting and dispositive power but in which he has no pecuniary interest.
(k)
Includes 198,000 shares that may be acquired upon the exercise of Exercisable Options, 126,724 shares owned by Schaub Family Partners, LP, of which Mr. Schaub is general partner and a limited partner, 100,000 shares held by the Sunrise Investment Partners II, LP, of which Mr. Schaub is general partner and a limited partner, 53,000 shares held by The Schaub Foundation, as to which shares Mr. Schaub shares voting and dispositive power but in which he has no pecuniary interest and 700 shares owned by Mr. Schaub's wife.
(l)
Includes 2,617,428 shares that may be acquired upon the exercise of Exercisable Options, 350,355 shares acquired pursuant to Company benefit plans, as to which shares Mr. Waddell has sole voting power but as to which disposition is restricted pursuant to the terms of such plans and 422,108 shares as to which Mr. Waddell shares voting and dispositive power with his wife. Also includes 50 shares owned by Mr. Waddell's son.
(m)
Includes 1,605,571 shares that may be acquired upon the exercise of Exercisable Options, 277,768 shares that were acquired pursuant to company benefit plans, as to which shares Mr. Gentzkow has sole voting power but as to which disposition is restricted pursuant to the terms of such plans, 222,984 shares as to which Mr. Gentzkow shares voting and dispositive power with his wife, and 2,104 shares held by Mr. Gentzkow as custodian for his minor children, as to which shares he has voting and dispositive power but disclaims beneficial ownership.
(n)
Includes 496,055 shares that may be acquired upon the exercise of Exercisable Options, 79,122 shares acquired pursuant to Company benefit plans, as to which shares Mr. Glass has sole voting power but as to which disposition is restricted pursuant to the terms of such plans, 226,048 shares as to which Mr. Glass shares voting and dispositive power with his wife and 1,500 shares held by Mr. Glass's minor children.
(o)
Includes 334,870 shares that may be acquired upon the exercise of Exercisable Options and 79,122 shares acquired pursuant to Company benefit plans, as to which shares Mr. Karel has sole voting power but as to which disposition is restricted pursuant to the terms of such plans.

COMPENSATION OF EXECUTIVE OFFICERS

        The following tables provide information as to compensation for services of the five executive officers of the Company.

Summary Compensation Table

		Annual Compensation				Long Term Compensation
Restricted Stock Awards(a)
Name and Principal Position	Year	Salary		Bonus		Number of Shares		Market Value on Grant Date(b)		Securities Underlying Stock Options	All Other Compensation(c)
Harold M. Messmer, Jr. Chairman and Chief Executive Officer	2002 2001 2000	$ $ $	525,000 525,000 525,000	$ $ $	413,541 2,064,019 3,030,357	302,280 302,280 498,762	(d) (e)	$ $ $	5,123,646 6,399,268 7,122,970	571,410 shares 571,410 shares 950,626 shares	$ $ $	40,634 151,230 417,910
M. Keith Waddell Vice Chairman	2002 2001 2000	$ $ $	265,000 265,000 265,000	$ $ $	274,485 1,117,697 1,566,462	138,745 138,745 228,930	(d) (e)	$ $ $	2,351,728 2,937,232 3,269,418	262,171 shares 262,171 shares 437,030 shares	$ $ $	115,777 309,516 408,597
Paul F. Gentzkow Executive Vice President	2002 2001 2000	$ $ $	265,000 265,000 265,000	$ $ $	241,202 1,002,843 1,611	110,000 110,000 33,900	(d) (e)	$ $ $	1,864,500 2,328,700 1,027,594	221,100 shares 261,100 shares 0 shares	$ $ $	102,716 255,761 143,351
Robert W. Glass Senior Vice President	2002 2001 2000	$ $ $	205,000 205,000 190,000	$ $ $	57,547 234,730 328,286	31,333 31,333 51,700	(d) (e)	$ $ $	531,094 663,320 738,343	44,220 shares 44,220 shares 75,800 shares	$ $ $	53,241 99,718 125,640
Steven Karel Vice President	2002 2001 2000	$ $ $	205,000 205,000 190,000	$ $ $	31,860 135,649 189,438	31,333 31,333 51,700	(d) (e)	$ $ $	531,094 663,320 738,343	44,220 shares 44,220 shares 75,000 shares	$ $ $	45,438 74,805 90,942

(a)
At December 31, 2002, Messrs. Messmer, Waddell, Gentzkow, Glass and Karel held an aggregate of 1,142,557, 524,429, 416,190, 118,434 and 118,434 shares of restricted stock, respectively, having a market value, on that date of $18,406,593, $8,448,551, $6,704,821, $1,907,972 and $1,907,972, respectively. All restricted stock awards vest automatically upon the occurrence of a Change in Control. The executive officers have the right to receive any dividends paid on restricted shares.

(b)
Determined by multiplying the number of shares granted by the fair market value of the Company's Common Stock on the date of grant, without giving effect to the diminution of value attributable to vesting restrictions.

(c)
Mr. Messmer's amount in this column includes $12,627 with respect to life insurance. The remaining amounts in this column are attributable to allocations in the Company's records pursuant to defined contribution plans that pay the benefits allocated thereunder only upon the executive officer's retirement, death or termination of employment.

(d)
These grants vest at the rate of 25% per year over the first four years following the grant and are also subject to a performance condition.

(e)
Pursuant to the performance conditions of the plan under which these shares were granted, Messrs. Messmer, Waddell, Gentzkow, Glass and Karel forfeited, without receiving any payment in return, 140,999, 64,718, 51,310, 14,615 and 14,615 shares, respectively, of these grants. Such forfeited shares should be subtracted from the shares indicated in the table to determine the final amounts of such grants.

Option Grants In Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted(a)		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	Grant Date Present Value(b)*
Harold M. Messmer, Jr.	571,410	(c)	8.5%	$16.95	10/30/12	$4,542,669
M. Keith Waddell	262,171	(c)	3.9%	$16.95	10/30/12	$2,084,241
Paul F. Gentzkow	221,100	(c)	3.3%	$16.95	10/30/12	$1,757,729
Robert W. Glass	44,220	(c)	0.7%	$16.95	10/30/12	$351,546
Steven Karel	44,220	(c)	0.7%	$16.95	10/30/12	$351,546
*
In order for the assumed values to be realized, the total market value of all outstanding shares of the Company's Common Stock would have to increase by more than $1.3 billion from its value on the grant date.

(a)
All grants entitle the holder to satisfy tax withholding obligations resulting from exercise by reduction in the number of shares otherwise deliverable. In addition to the specified vesting schedule, (i) these options may vest upon termination of employment under certain circumstances pursuant to their respective severance agreements described below, (ii) all grants vest automatically upon death, disability or the occurrence of a change in control and (iii) all grants are subject to accelerated vesting at the discretion of the Stock Plan Committee.

(b)
Calculated in accordance with the Binomial Model for estimating the value of stock options, which estimates the present value of an option based upon assumptions as to future variables such as interest rate and stock price volatility. The Binomial calculations assumed an expected volatility of 54.65%, an interest rate of 2.87%, no dividends, a 3% annual reduction until the option is fully vested to reflect risk of forfeiture and a tenor of 5.82 years. The actual value, if any, realized on the exercise of an option will depend on the excess of the fair market value of the stock over the exercise price on the date the option is exercised, and may be substantially different from the value estimated by the Binomial Model.

(c)
This option becomes exercisable in four equal installments on October 30, 2003, October 30, 2004, October 30, 2005 and October 30, 2006.

Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End
	Shares Acquired on Exercise
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Harold M. Messmer, Jr.	0	0	5,830,274	1,510,747	$26,946,847	$1,805,398
M. Keith Waddell	0	0	2,617,428	694,158	$12,318,241	$830,253
Paul F. Gentzkow	0	0	1,605,571	607,177	$3,830,336	$704,754
Robert W. Glass	0	0	496,055	119,655	$3,258,484	$145,618
Steven Karel	0	0	334,870	118,680	$986,697	$143,477

        Harold M. Messmer, Jr., Chairman of the Board, President and Chief Executive Officer, has an employment agreement with the Company terminating December 31, 2006. Under the terms of the employment agreement, Mr. Messmer will receive a base annual salary of not less than $525,000 and will receive certain other benefits, including life insurance and tax planning. In the event the employment of Mr. Messmer is terminated involuntarily other than for cause, or voluntarily within one year following a change in control of the Company, he is entitled to receive severance compensation. The amount of such severance compensation shall be, at Mr. Messmer's election, either (i) an annual payment, through the stated expiration date of his agreement, equal to the sum of his base salary, at the rate in effect on the date of termination, and an amount equal to his bonus for the calendar year prior to termination, or (ii) the present value of such payments. If Mr. Messmer's employment is terminated by reason of death or disability, he or his estate will receive only 75% of his base salary through the termination date of the agreement and will not receive any amount in lieu of bonus. If Mr. Messmer's employment terminates other than for cause, he and his wife will continue thereafter to participate in the Company's healthcare plan for its employees, at Company expense. The employment agreement provides for automatic renewal for an additional year on each December 31.

        Severance agreements have been entered into with Messrs. Messmer, Waddell, Gentzkow, Glass and Karel. Each severance agreement provides that the employee will be paid 24 months base salary (36 months if the employee has served as a director) if his employment is terminated without cause, as defined in the agreement. The terminated employee will also receive a pro rata share of any bonus he would otherwise have received pursuant to any bonus plan if his employment had not been terminated, such amount to be paid when bonuses are generally paid pursuant to the plan. However, if the termination occurs within one year following a change in control of the Company (as defined in the agreements), then in lieu of the foregoing bonus payment the employee will receive monthly payments equal to 1/12 of the prior year's bonus for 24 months (36 months if the employee has served as a director). Notwithstanding the foregoing, no individual shall receive salary and bonus payments under both this agreement and any other agreement. Instead, only the greater of such benefits provided by either agreement shall be paid. On the termination date, any unvested stock or options would become fully vested, as would any amounts accrued for the employee's benefit under the Deferred Compensation Plan or Senior Executive Retirement Plans (defined contribution plans that pay benefits only upon retirement, death or other termination of employment). With respect to Mr. Gentzkow, only stock or options granted subsequent to his election as an officer would become vested unless the termination is a result of his death or disability or is within twelve months following a change in control. In addition, if the employee has served as a director, the foregoing benefits will be provided in the event of any voluntary termination within one year following a change in control.

        The Company has entered into Agreements with each of Messrs. Messmer, Waddell, Gentzkow, Glass and Karel. Each Agreement provides that the employee will be retained as a part-time employee for a four year period following retirement. The individual will provide advice and counsel as requested during the part-time employment period and will be prohibited from competing with the Company during that period. In return, the individual will receive annual compensation during the part-time employment equal to 8% of the total cash base salary and bonus paid during the last complete calendar year prior to retirement, and stock option and restricted stock awards made prior to retirement will remain outstanding. For purposes of the Agreements, retirement is defined to be any termination by the employee of his employment subsequent to the later of age 55 or 20 years of service.

        The Company had in effect a key executive retirement plan, which was terminated in 1987. Participants in the plan prior to its termination will continue to receive benefits thereunder. The only current employee participating in the plan is Mr. Messmer, who participates pursuant to a separate retirement agreement. Under Mr. Messmer's retirement agreement, as amended, if Mr. Messmer's employment is terminated (whether voluntarily or involuntarily) for any reason, he is to receive monthly benefits commencing the month following the date of his employment termination. Monthly benefit payments are a specified percentage, depending upon his age at retirement, (the "Retirement Percentage") of the sum of $2,500 plus 1/12 of Mr. Messmer's highest combination of Salary and Bonus (as such terms are defined in his retirement agreement) with respect to any of the five calendar years prior to the date his employment with the Company terminates. For purposes of the retirement agreement, Salary is defined as the greater of (a) actual cash base salary paid during the year or (b) the amount calculated for the year by increasing $413,019 annually each calendar year after 1995 on a compound basis by the annual percentage increase in the Consumer Price Index for the preceding calendar year (but not by more than 10% or less than 4%) through the date of retirement. Bonus is defined as cash bonus or amounts paid in lieu of cash bonus. The Retirement Percentage (which was established at its current levels on the recommendation of an outside compensation consulting firm) is 30% if Mr. Messmer retires at age 50, and increases by 0.25% for each month Mr. Messmer delays his retirement beyond age 50, to a maximum of 66% if Mr. Messmer retires at or after age 62. Notwithstanding the foregoing, the Retirement Percentage is 66% if a Change in Control (as defined in his retirement agreement) occurs prior to Mr. Messmer's retirement. For the first 15 years after his termination of employment, Mr. Messmer or his beneficiary will also receive a supplemental monthly benefit that varies depending upon his retirement age, which benefit will be $6,241 per month if he retires at age 50, and increases by 8%, compounded, for each year he delays his retirement beyond age 50 through, but not beyond, age 62. The retirement agreement also provides that if Mr. Messmer dies before his employment is otherwise terminated or after his employment terminates but before receiving 180 monthly retirement payments, such payments are to be made to his designated beneficiary beginning the month following his death until an aggregate of 180 monthly retirement payments have been made. If his designated beneficiary is his wife, after the payment for the 180th month has been made, she will continue to receive monthly payments until her death of half the amount he would have received. All benefits other than the supplemental benefit are subject to annual cost of living increases. Pursuant to the retirement agreement, the Company will, promptly following a request by Mr. Messmer, fund an irrevocable grantor trust as necessary to provide for its obligations under the retirement agreement. Upon Mr. Messmer's termination of employment, the Company will deliver to him (or his beneficiary) an annuity or, at his request, a lump sum cash payment, and annually thereafter the Company will pay him any additional post-retirement CPI increases.

        The Company has adopted an Excise Tax Restoration Agreement under which the current executive officers and directors who become subject to such a tax in connection with a change of control receive a cash payment equal to the sum of the excise tax due, in addition to an amount necessary to restore the individual to the same after-tax position as if no excise tax had been imposed.

COMPARATIVE PERFORMANCE GRAPH

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate by reference this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following Performance Graph shall not be deemed to be incorporated by reference into any such filings.

        The following graph compares, through December 31, 2002, the cumulative total return of the Company's Common Stock, an index of certain publicly traded employment services companies, and the S&P 500. The graph assumes the investment of $100 at the end of 1997 and reinvestment of all dividends. The information presented in the graph was obtained by the Company from outside sources it considers to be reliable but has not been independently verified by the Company.

(a)
This index represents the cumulative total return of the Company and the following corporations providing temporary or permanent employment services: CDI Corp., Kelly Services, Inc., Manpower Inc. and Spherion Corp.

COMPENSATION OF DIRECTORS

        Each outside director received an annual fee of $30,000 for services as a director during 2002, $1,000 for each board meeting attended, and an annual fee of $3,000 for service on each of the Executive Committee, the Audit Committee or the Compensation Committee. All directors receive reimbursement for travel and other expenses directly related to activities as directors.

        Each outside director also receives an annual option grant under the Outside Directors' Option Plan. The plan provides for the automatic granting of options to outside directors (currently all directors other than Messrs. Messmer and Waddell) on the day of each Annual Meeting of Stockholders. On such day, each outside director will receive an option for the purchase of 24,000 shares. However, if such individual has not previously been granted an option by the Company, the grant will be for the purchase of 30,000 shares, rather than 24,000 shares. The exercise price for all options is 100% of the fair market value on the date of grant. All options are for a term of ten years and will vest at the rate of 25% per year for each of the first four years. However, all options vest automatically and immediately upon the occurrence of a Change in Control (as defined in the plan) and each option granted after January 1, 1999 ("New Option") will vest automatically on death or disability. No option may be exercised until at least six months after its grant date. When an individual ceases to be a director, the unvested portions of options shall terminate immediately and the vested portions of options may be exercised for a limited period following termination, except that New Options shall remain outstanding and unaffected by the termination if it occurs after the later to occur of age 55 and seven years of service as a director or by reason of death or disability, and options granted in 1999 will remain outstanding and unaffected by termination in all circumstances. Each of the outside directors (all directors other than Messrs. Messmer and Waddell) was, pursuant to the terms of the plan, granted an option on May 9, 2002 (the date of the 2002 Annual Meeting of Stockholders) at an exercise price of $25.09 per share, the fair market value on the date of grant. Each of such grants was for an option to purchase 24,000 shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
and CERTAIN TRANSACTIONS

        The Compensation Committee is composed of Frederick P. Furth, Andrew S. Berwick, Jr., and Thomas J. Ryan.

        Until February 28, 2003, ISU Insurance Services of San Francisco acted as broker and paying agent for the Company with respect to certain of the Company's insurance policies. Total payments received by ISU Insurance Services of San Francisco for these services (net of amounts paid to ISU Insurance Services and remitted to the insurance carriers) aggregated approximately $250,000 in 2002 and $21,000 for the first two months of 2003. Mr. Ryan is Chairman of ISU Insurance Services of San Francisco, the stock of which is owned by members of Mr. Ryan's family. ISU Insurance Services of San Francisco is a franchisee of ISU International, a corporation of which Mr. Ryan is Chairman of the Board and Chief Executive Officer and a majority of whose stock is owned by Mr. Ryan.

        The new broker and paying agent for these insurance policies, appointed effective March 1, 2003, has no affiliation with the Company.

AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate by reference this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following information under the captions "Audit Committee Information" and "Audit Committee Report" shall not be deemed to be incorporated by reference into any such filings.

Audit Committee Information

        The Company's Board of Directors has adopted a charter for the Audit Committee. The charter is attached as an appendix to this Proxy Statement. The Board of Directors has determined that all of the members of the Audit Committee are independent as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

Audit Committee Report

        The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2002, contained in the Company's Annual Report on Form 10-K (the "2002 Financial Statements") with the Company's management. The Audit Committee has discussed with PricewaterhouseCoopers LLP ("PwC"), the Company's independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed PwC's independence with them. Based on the foregoing review and discussions, the Audit Committee has recommended to the Company's Board of Directors that the 2002 Financial Statements be included in the Company's Annual Report on Form 10-K.

Andrew S. Berwick, Jr.

Edward W. Gibbons

J. Stephen Schaub

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate by reference this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

        The Compensation Committee, after consultation with and upon the recommendation of an outside compensation consulting firm, developed the philosophy statement set forth below, which it has followed in every year since 1989, when it was first adopted:

  "Compensation policies and practices, and other related programs, will be developed and designed in line with the following statement of compensation philosophy:

  The overriding objective of the Company's compensation and benefit program is to attract, retain and reward talented employees through programs that also align with and support the Company's goals and strategies.

  A competitive compensation package will be provided for all positions:

  •
  Positions that participate in short-term incentive plans because of their significant impact on short-term performance will have salaries that are set at the 50th percentile. Additional short-term incentive pay will allow total annual pay at the 75th percentile if target performance is achieved.

  •
  Key executives with significant impact on the long-term performance of the Company will also participate in long-term incentive plans (stock and/or cash plans) that will result in total target pay at the 90th percentile if short- and long-term performance targets are achieved.

  Survey data reflective of relevant labor markets will be used to determine actual pay levels that are consistent with desired competitive levels. In addition to external pay data, internal relationships among positions and differences in impact and importance of positions will influence pay. All compensation programs will incorporate "pay for performance" concepts by allowing pay of individual employees to vary according to individual, unit and company performance:

  •
  Performance planning and appraisal systems, together with incentive programs where appropriate, will direct and reward effort and performance of employees."

        The Committee believes that setting compensation at levels designed to attract and retain key individuals is critical to the success of a personnel services business in which there are few tangible assets and in which people represent the true "assets" of the Company. The Committee is also mindful of the fact that the Company's industry is fractured with a myriad of private firms owned by entrepreneurial individuals representing the Company's most effective competition in many markets. Successful competitors generate large financial rewards to the owners as the Company knows from its acquisitions of such firms over the years. It is imperative that the Company's compensation program provide significant cash and equity incentives to its key managers so as to compete with both public and private companies for this talent and the Committee believes the Company's compensation program achieves this result. Annual base salaries, bonuses, restricted stock and stock option awards are all designed to achieve the above-specified goals. Generally, annual bonus awards are based upon earnings per share, and each executive's bonus is increased or decreased, according to a formula, in relation to how the actual earnings per share compares with the target earnings per share for the year set by the Committee. The Committee believes that the emphasis placed upon equity grants (restricted stock and stock options) aligns the interest of the officers with those of the stockholders, and makes a significant portion of executive compensation contingent upon long-term positive share price performance. In addition, restricted stock awards are subject to a performance condition that makes all or a portion of the award subject to forfeiture depending upon earnings per share. (For example, approximately 47% of each executive officer's 2001 restricted stock award was forfeited in 2002 because earnings per share failed to reach specified targets.)

        In establishing compensation levels for the Chief Executive Officer, the Compensation Committee followed the guidelines and policies described above. In addition, the Committee also considered several subjective factors related to the Company's business. These included, among other things, the Company's strong cash position and its continued generation of strong cash flow, the Company's performance relative to both its public and private competitors, the Chief Executive Officer's ability to develop and maintain significant business relationships for the Company and the complexity of managing an international service business.

        The Committee also notes the following items:

  1.
  In March 2002, Fortune magazine ranked the Company number one among temporary staffing firms for the fourth straight year in its list of "America's Most Admired Companies."

  2.
  In April 2002, the Company was identified in a BusinessWeek article as one of only 17 companies (out of more than 7,000 that were reviewed) satisfying certain criteria that indicate a strong balance sheet.

  3.
  In September 2002, Mr. Messmer was one of six executives featured in a BusinessWeek article (titled "The Good CEO") about executives "who built enduring U.S. companies without bending the rules."

  4.
  The launching of the Company's new Protiviti subsidiary, which entered the Company into an entirely new line of business, required extraordinary effort.

  5.
  Despite the severe adverse conditions confronted by the Company's traditional business lines as a result of the current economic climate, the Company generated strong cash flow from operations.

        In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to the Company and to the executives. However, tax consequences, including but not limited to tax deductibility by the Company, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof and the timing and nature of various decisions by executives regarding options and other rights) that are beyond the control of either the Compensation Committee or the Company. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For all of the foregoing reasons, the Compensation Committee, while considering tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that will be deductible. The Compensation Committee will, of course, consider alternative forms of compensation, consistent with its compensation goals, that preserve deductibility.

Andrew S. Berwick, Jr.

Frederick P. Furth

Thomas J. Ryan

INDEPENDENT PUBLIC ACCOUNTANTS

        The Board has selected PricewaterhouseCoopers LLP, independent public accountants, to audit the books, records and accounts of the Company during 2003. PricewaterhouseCoopers LLP has acted as auditors of the Company since July 2002. Representatives of that firm will be present at the Meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to questions.

        PricewaterhouseCoopers' charges for 2002 were as follows:

Audit Fees		$366,000
Financial Information Systems Design and Implementation Fees		$0
All Other Fees:
Audit of the Company's 401(k) plan	$10,200
Other Services	$0
	Total	$10,200

        The Audit Committee has considered whether the provision of services other than audit services and the review of quarterly financial statements is compatible with maintaining PricewaterhouseCoopers' independence and believes the provision of such services does not interfere with its independence.

Change of Auditors

        Prior to April 24, 2002, Arthur Andersen LLP served as the Company's independent accountants. On April 24, 2002, the Company reached a tentative agreement with Andersen to hire partners and other employees within Andersen's U.S. internal audit and risk consulting practices. Andersen and the Company's Board of Directors and Audit Committee determined that execution of the agreement would cause Andersen to no longer be independent. The Company's auditing relationship with Andersen was therefore severed by mutual agreement effective April 24, 2002.

        During the two fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim periods through the termination of the relationship with Andersen, there was no disagreement between Andersen and the Company, as defined in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreement in connection with its reports, and there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The audit reports of Andersen on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        The Company provided Andersen with a copy of the foregoing statements. By letter to the Securities and Exchange Commission dated April 26, 2002, Andersen expressed its agreement with such statements.

        On July 16, 2002, the Company engaged PricewaterhouseCoopers LLP as its independent accountant. From January 1, 2000, through such date, neither the Company nor anyone acting on its behalf consulted PricewaterhouseCoopers regarding either (a) the application of accounting principles to any specified transaction, either completed or proposed, (b) the type of audit opinion that might be rendered on the Company's financial statements or (c) any disagreement or reportable event described in Section 304(a) of Regulation S-K.

STOCKHOLDER PROPOSALS

        In order to be included in the Company's proxy statement and form of proxy for the 2004 Annual Meeting of Stockholders, a stockholder proposal must, in addition to satisfying the other requirements of the Securities and Exchange Commission's rules and regulations, be received at the principal executive offices of the Company not later than November 29, 2003. Any stockholder proposal not intended for inclusion in the Company's proxy statement and form of proxy must, in addition to satisfying the other requirements of the Company's By-laws, be received at the principal executive offices of the Company between February 8, 2004 and March 9, 2004, inclusive, in order to be presented at the 2004 Annual Meeting.

OTHER MATTERS

        The proxy authorizes the holders to vote, in their discretion, upon any other business that comes before the Meeting and any adjournment of the Meeting. The Board knows of no other matters which will be presented to the Meeting.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      STEVEN KAREL
                       Secretary

Menlo Park, California
March 28, 2003

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING FORM IN THE ENCLOSED, POST-PAID ENVELOPE. ALTERNATIVELY, YOU MAY, IF YOU WISH, VOTE VIA THE INTERNET OR VIA TOLL-FREE TELEPHONE CALL FROM A TOUCH-TONE TELEPHONE IN THE U.S. BY FOLLOWING THE DIRECTIONS ON THE ENCLOSED FORM.

Appendix A

        October 31, 2002

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Committee Membership

The members of the Audit Committee shall be appointed by the Board. The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet any applicable independence, experience or expertise requirements established by statute, the rules and regulations of the New York Stock Exchange, or the rules and regulations of the Securities and Exchange Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations.

3. Review (a) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, and (b) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4. Review and discuss any reports from the independent auditors on:

  (a) All critical accounting policies and practices to be used.

  (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

  (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made). The Audit Committee need not discuss in advance each earnings release or instance in which the Company may provide guidance.

6. Review the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7. Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards on No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

10. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor. If non-audit services are provided by the independent auditor, consider whether the provision of non-audit services is compatible with maintaining the independent auditor's independence.

11. Ensure compliance with any statute, rule or regulation that requires either the rotation of audit partners or the rotation of the independent auditor.

12. Establish policies for the Company's hiring of employees or former employees of the independent auditor.

13. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

14. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

15. Review the significant reports to management prepared by the internal auditing department and management's responses.

Compliance Oversight Responsibilities

16. Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

17. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

18. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

19. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ROBERT HALF INTERNATIONAL INC.
2884 Sand Hill Road
Menlo Park, CA 94025

This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Harold M. Messmer, Jr. and Andrew S. Berwick, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Robert Half International Inc. held of record by the undersigned on March 14, 2003 at the annual meeting of stockholders to be held on May 8, 2003 or any adjournment thereof.

(Continued and to be signed on reverse side.)

Address Change (mark the corresponding box on the reverse side)	See Reverse Side
-FOLD AND DETACH HERE-

      YOU MAY VOTE IN ANY OF THE FOLLOWING THREE WAYS:

    1.
    Mark, sign and date the attached proxy card and return it in the enclosed envelope.

    2.
    Vote via the internet at http://www.eproxy.com/rhi. You will need the Control Number that appears in the box in the lower right corner of the reverse side of this card.

    3.
    Vote by telephone by calling 1-800-435-6710 from a touch-tone telephone in the U.S. There is no charge for this call. You will need the Control Number that appears in the box in the lower right corner of the reverse side of this card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.	☐	Please mark here for address change SEE REVERSE SIDE
This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all nominees named in Proposal 1.

1. Election of Directors: [01] Andrew S. Berwick, Jr. [02] Frederick P. Furth [03] M. Keith Waddell
☐	FOR all nominees listed above (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed above	2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write nominee's name on the space provided below.)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date,	, 2003
Signature
Signature, if held jointly
PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. -FOLD AND DETACH HERE-

      YOU MAY VOTE IN ANY OF THE FOLLOWING THREE WAYS:

    1.
    Mark, sign and date the attached proxy card and return it in the enclosed envelope.

    2.
    Vote via the internet at http://www.eproxy.com/rhi. You will need the Control Number that appears in the box in the lower right corner of this card.

    3.
    Vote by telephone by calling 1-800-435-6710 from a touch-tone telephone in the U.S. There is no charge for this call. You will need the Control Number that appears in the box in the lower right corner of this card.

QuickLinks

ROBERT HALF INTERNATIONAL INC. 2884 Sand Hill Road Menlo Park, California 94025
INTRODUCTION
NOMINATION AND ELECTION OF DIRECTORS
BENEFICIAL STOCK OWNERSHIP
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Option Grants In Last Fiscal Year
Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values
COMPARATIVE PERFORMANCE GRAPH
COMPENSATION OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION and CERTAIN TRANSACTIONS
AUDIT COMMITTEE
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
OTHER MATTERS
  Appendix A
AUDIT COMMITTEE CHARTER